Events after the balance sheet date	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
39     Events after the balance sheet date
On 16 February 2023, we re-financed the US$3.9 billion Oyu Tolgoi project finance facility with a syndicate of international financial institutions, export credit agencies and commercial lenders. The lenders have agreed to a deferral of the principal repayments by three years to June 2026 and to an extension of the final maturity date by five years from 2030 to 2035. The terms and conditions are broadly unchanged and lenders continue to benefit from the Debt Service Undertaking from Turquoise Hill Resources Limited and the Completion Support Undertaking from Rio Tinto plc.
There were no other significant events after the balance sheet date requiring disclosure.